DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Cash and Cash Equivalents (Details) - ARS ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents [Abstract]
Cash and banks	$ 2,671,472	$ 901,930
UT Cash and banks	246	495
Mutual funds in local currency	2,053,808	8,267,667
Interest-bearing accounts	1,873,520	103,833
UT Mutual funds	153	33,881
Total	$ 6,599,199	$ 9,307,806	$ 26,865,150	$ 42,607,202